Exhibit 10.1

EXECUTION VERSION
FIRST AMENDMENT dated as of March 23, 2020 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of June 3, 2019 (as amended, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), among OCCIDENTAL PETROLEUM CORPORATION (the “Company”), the Banks party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Banks have extended and have agreed to extend credit to the Company under the Credit Agreement on the terms and subject to the conditions set forth therein.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Company has requested that the Credit Agreement be amended in the manner set forth herein.

WHEREAS, the Banks party hereto, constituting the Required Banks, and the Administrative Agent are willing to so amend the Credit Agreement on the terms and subject to the conditions hereof.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Amendments to the Credit Agreement.  Effective as of the Amendment Effective Date, the definition of the term “Total Capitalization” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end of such definition:

“For purposes of this Agreement, Total Capitalization shall be calculated excluding the cumulative amount of any non-cash write-downs, impairments and related charges occurring after September 30, 2019, including, without limitation, those which may be required under Rule 4-10 (Financial Accounting and Reporting for Oil and Gas Producing Activities Pursuant to the Federal Securities Laws and the Energy Policy and Conservation Act of 1975) of Regulation S-X promulgated by the Securities and Exchange Commission or by United States generally accepted accounting principles.”

SECTION 2.  Representations and Warranties.  The Company represents and warrants to the Administrative Agent and the Banks that:

(a)  this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether such enforceability is considered in a proceeding in equity or at law);

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(b) after giving effect to this Amendment, the representations and warranties of the Company set forth in the Credit Agreement are true and correct in all material respects as of the Amendment Effective Date (or in all respects if such representation is qualified by materiality), except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date; and

(c) no Event of Default and no Unmatured Event of Default has occurred or is continuing on the Amendment Effective Date before or after giving effect to this Amendment.

SECTION 3.  Effectiveness.  This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the Administrative Agent shall have executed this Amendment and shall have received counterparts hereof duly executed and delivered by the Company, the Administrative Agent and the Required Banks.

The Administrative Agent shall notify the Banks of the Amendment Effective Date and such notice shall be conclusive and binding absent manifest error.

SECTION 4.  Expenses.  The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, in each case to the extent provided in Section 10.04 of the Credit Agreement.

SECTION 5.  Effect of Amendment.  (a)  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Person party to the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement.

(b)  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “hereto”, or words of similar import, and each reference to the Credit Agreement, “thereunder”, “thereof” or words of similar import referring to the Credit Agreement in any other document shall be deemed a reference to the Credit Agreement as amended hereby.

SECTION 6.  Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

SECTION 7.  Integration.  This Amendment supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

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SECTION 8.  General.  Sections 10.01 (No Waiver; Modifications in Writing), 10.02 (Confidentiality), 10.03 (Notices, etc.), 10.10 (Headings), 10.12 (Execution in Counterparts; Integration) and 10.14 (Consent to Jurisdiction and Service of Process; Waiver of Jury Trial) of the Credit Agreement are hereby incorporated into and shall apply mutatis mutandis to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

OCCIDENTAL PETROLEUM CORPORATION,

by	/s/ James E. Holtz
Name: James E. Holtz
Title: Assistant Treasurer

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., in its individual capacity, as Administrative Agent and as a Bank

by	/s/ Arina Mavilian
Name: Arina Mavilian
Title: Authorized Signatory

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION
CITIBANK, N.A.

by	/s/ Carolyn Kee
Name: Carolyn Kee
Title:Vice President

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION

BANK OF AMERICA, N.A.

by	/s/ Raza Jafferi
Name: Raza Jafferi
Title:Director

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION
THE BANK OF NOVA SCOTIA, HOUSTON BRANCH

by	/s/ Scott Nickel
Name: Scott Nickel
Title: Director

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION
BARCLAYS BANK PLC, as a Bank

by	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION
HSBC BANK USA, NATIONAL ASSOCIATION

by	/s/ John Robinson
Name: John Robinson
Title: Managing Director

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION
MUFG BANK, LTD.

by	/s/ Anastasiya Bykov
Name: Anastasiya Bykov
Title: Vice President

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION
ROYAL BANK OF CANADA

by	/s/ Katy Berkemeyer
Name: Katy Berkemeyer
Title: Authorized Signatory

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION
SOCIETE GENERALE

by	/s/ Diego Medina
Name: Diego Medina
Title: Director

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION
SUMITOMO MITSUI BANKING CORPORATION

by	/s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION
WELLS FARGO BANK, N.A.

by	/s/ Brandon Dunn
Name: Brandon Dunn
Title: Director

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

by	/s/ Cara Younger
Name: Cara Younger
Title: Executive Director

by	/s/ Miriam Trautmann
Name: Miriam Trautmann
Title: Senior Vice President

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION
MIZUHO BANK, LTD.

by	/s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION
PNC BANK., NATIONAL ASSOCIATION

by	/s/ Denise S. Davis
Name: Denise S. Davis
Title: Director

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION
THE TORONTO-DOMINION BANK, NEW YORK BRANCH

by	/s/ Peter Kuo
Name: Peter Kuo
Title: Authorized Signatory

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION
U.S. BANK NATIONAL ASSOCIATION

by	/s/ John Prigge
Name: John Prigge
Title: Senior Vice President

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION
BMO HARRIS BANK N.A.

by	/s/ Melissa Guzmann
Name: Melissa Guzmann
Title: Director

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION
CREDIT AGRICOLE CORPORATE & INVESTMENT BANK

by	/s/ Michael D. Willis
Name: Michael D. Willis
Title: Managing Director

by	/s/ Patrick de Talance
Name: Patrick de Talance
Title: Managing Director

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION

STANDARD CHARTERED BANK

by	/s/ James Beck
Name: James Beck
Title: Associate Director

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION
RIYAD BANK, HOUSTON AGENCY

by	/s/ Michael Meiss
Name: Michael Meiss
Title: General Manager

by	/s/ Roxanne Crawford
Name: Roxanne Crawford
Title: Vice President, Administrative Officer

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION
THE BANK OF NEW YORK MELLON

by	/s/ William M. Feathers
Name: William M. Feathers
Title: Director

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION
BNP PARIBAS, in its individual capacity, as a Bank

by	/s/ Nicolas Anbepree
Name: Nicolas Anbepree
Title: Director

by	/s/ Claudia Zarate
Name: Claudia Zarate
Title: Managing Director

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT OF
OCCIDENTAL PETROLEUM CORPORATION

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

by	/s/ Bastien Dayer
Name: Bastien Dayer
Title: Authorized Signatory

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]